Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes [Abstract]
INCOME TAXES

NOTE 15 – INCOME TAXES

As of December 31, 2014, the Company had net operating loss carry forwards of approximately $8.8 million that expire from 2027 through 2034 that are available to offset future taxable income. The Company was formed in 2006 as a limited liability company and incorporated in 2007. Activity prior to incorporation is not reflected in the Company’s corporate tax returns. In the future, the cumulative net operating loss carry-forward for income tax purposes may differ from the cumulative financial statement loss due to timing differences between book and tax reporting.

The provision for Federal income tax consists of the following for the years ended December 31, 2014 and 2012:

	2014	2013
Federal income tax benefit attributable to:
Current operations	$349,000	$91,000
Permanent and Timing Differences (net)	(160,000)	(294,000)
Valuation allowance	(189,000)	203,000
Net provision for federal income tax	$0	$0

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows as of December 31, 2013 and 2012:

	2014	2013
Deferred tax asset attributable to:
Net operating loss carryover	$2,982,000	$2,793,000
Valuation allowance	(2,982,000)	(2,793,000)
Net deferred tax asset	$0	$0

Under certain circumstances issuance of common shares can result in an ownership change under Internal Revenue Code Section 382 which limits the Company’s ability to utilize carry forwards from prior to the ownership change. Any such ownership change resulting from stock issuances and redemptions could limit the Company’s ability to utilize any net operating loss carry forwards or credits generated before this change in ownership. These limitations can limit both the timing of usage of these laws, as well as the loss of the ability to use these net operating losses.